Exhibit 10.4

AMENDMENT
TO
EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (the “Amendment”) is made as of April 19, 2005 by and between Chris D. Wheeler (the “Employee”) and Gables Residential Trust, a Maryland business trust with its principal place of business in Atlanta, Georgia (the “Company”).

WHEREAS, the Company and the Employee are parties to that certain Employment Agreement dated March 16, 1998, as subsequently amended (the “Employment Agreement”).

WHEREAS, the Company and the Employee desire to amend the Employment Agreement solely to the extent set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment and in the Employment Agreement, the parties mutually agree as follows:

1.                                       Amendment

(a)           Section 1 of the Employment Agreement is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the Employment Period shall expire on December 31, 2005 unless the parties agree in advance in writing to extend the Employment Period.”

(b)           Section 2(a) of the Employment Agreement is hereby amended by deleting the second sentence thereof and substituting therefor the following:

“Employee shall serve as Executive Chairman of the Company effective as of March 1, 2005.”

(c)           Section 3(a) of the Employment Agreement is hereby amended by deleting said subsection in its entirety and substituting therefor the following:

“(a)         Base Salary.  Effective as of March 1, 2005, the Company shall pay Employee an annual salary of $273,000 during the Employment Period (‘Base Salary’).  Base Salary shall be payable in accordance with the Company’s normal business practices, but in no event less frequently than monthly.”

2.                                       Effect of Amendment

Except as amended hereby, the Employment Agreement shall remain in full force and effect.

3.                                       Counterparts

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, this Amendment to Employment Agreement is entered into as of the date and year first above written.

GABLES RESIDENTIAL TRUST

By:	/s/ David Fitch
Name: David Fitch
Title: Chief Executive Officer and President

/s/ Chris D. Wheeler
Chris D. Wheeler